LIST OF SUBSIDIARIES

NORTH VALLEY TRADING COMPANY, a California corporation which was established in 1984 to assist customers of North Valley Bank as an export trading company.

BANK PROCESSING. INC., a California corporation which was established in 1988 to provide data processing services to other depository institutions.

NORTH VALLEY BANK, a California corporation which conducts a commercial and retail banking operation in California.

NORTH VALLEY BASIC SECURITIES, the sole subsidiary of North Valley Bank.

                                   EXHIBIT 21

                                  SIGNATURES

      In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTH VALLEY BANCORP

By: /s/ Donald V. Carter
   ---------------------------
Donald V. Carter
President and Chief Executive Officer


/s/ James F. Cowee Jr.                         /s/ Fred A. Drake
------------------------------                 ---------------------------
James F. Cowee, Jr.                            Fred A. Drake
Chief Financial Officer                        Sr. Vice President and Cashier
                                               (Principal Accounting Officer)

DATE:  March 17, 1997


      In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NAME AND SIGNATURE:                    TITLE                      DATE
-------------------                    -----                      ----
/s/ Donald V. Carter                  Director                March 17, 1997
------------------------------
Donald V. Carter

/s/ Rudy V. Balma                     Director                March 17, 1997
------------------------------
Rudy V. Balma

/s/ William W. Cox                    Director                March 17, 1997
------------------------------
William W. Cox

/s/ Dan W. Ghidinelli                 Director                March 17, 1997
------------------------------
Dan W. Ghidinelli

/s/ Thomas J. Ludden                  Director                March 17, 1997
------------------------------
Thomas J. Ludden

/s/ Bill G. Minton                    Director                March 17, 1997
------------------------------
Bill G. Minton

/s/ Kelly V. Pierce                   Director                March 17, 1997
------------------------------
Kelly V. Pierce

/s/ Douglas M. Treadway               Director                March 17, 1997
------------------------------
Douglas M. Treadway

/s/ J. M. Wells, Jr.                  Director                March 17, 1997
------------------------------
J. M. Wells, Jr.